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                                                                   EXHIBIT 9(c)

                                                             AS OF: 02 May 2003

                        EXHIBIT A TO CUSTODIAN CONTRACT

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                                               STATE STREET
          NAME OF TRUST/PORTFOLIO               PORTFOLIO      CHASE PORTFOLIO
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I.   MFS FAMILY OF FUNDS
     MFS SERIES TRUST I:
     Managed Sectors Fund (MMS)                                      X
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     Cash Reserve Fund (MCF)                          X
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     Global Asset Allocation Fund (MAA)                              X
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     Strategic Growth Fund (AGF)                      X
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     Research Gr. and Inc. Fund (RGI)                 X
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     Value Fund (EIF)                                 X
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     Core Growth Fund (CGF)                           X
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     New Discovery Fund (NDF)                         X
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     Technology Fund (SCT)                            X
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     Research International Fund (RIF)                X
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     Global Telecommunications (GTF)                  X
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     Japan Equity (MJE)                               X
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-------------------------------------------------------------------------------
     MFS SERIES TRUST II:
-------------------------------------------------------------------------------
     Emerging Growth Fund (MEG)                                      X
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     Large Cap Growth Fund (MCG)                                     X
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-------------------------------------------------------------------------------
     MFS SERIES TRUST III:
-------------------------------------------------------------------------------
     High Income Fund (MFH)                                          X
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     High Yield Opportunities Fund (HYO)              X
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     Municipal High Income Fund (MMH)                N/A            N/A
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-------------------------------------------------------------------------------
     MFS SERIES TRUST IV:
-------------------------------------------------------------------------------
     Money Market Fund (MMM)                          X
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     Gov't. Money Mkt. Fund (MMG)                     X
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     Municipal Bond Fund (MMB)                       N/A            N/A
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     Mid Cap Growth Fund (OTC)                                       X
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-------------------------------------------------------------------------------
     MFS SERIES TRUST V:
-------------------------------------------------------------------------------
     Total Return Fund (MTR)                                         X
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     Research Fund (MFR)                                             X
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     International New Discovery Fund (MIO)           X
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     International Strategic Growth Fund (MGR)        X
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     International Strategic Value Fund (MIV)         X
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-------------------------------------------------------------------------------
     MFS SERIES TRUST VI:
-------------------------------------------------------------------------------
     Global Total Return Fund (MWT)                                  X
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     Utilities Fund (MMU)                                            X
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     Global Equity Fund (MWE)                                        X
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-------------------------------------------------------------------------------
     MFS SERIES TRUST VII:
-------------------------------------------------------------------------------
       Capital Opportunities Fund (MVF)                              X
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-------------------------------------------------------------------------------
     MFS SERIES TRUST VIII:
-------------------------------------------------------------------------------
       Strategic Income Fund (MSI)                                   X
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       Global Growth Fund (WGF)                       X
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       MFS Tax Managed Equity Fund (TME)              X
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-------------------------------------------------------------------------------
     MFS SERIES TRUST IX:
-------------------------------------------------------------------------------
     Bond Fund (MFB)                                                 X
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     Limited Maturity Fund (MLM)                                     X
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     Municipal Ltd. Maturity Fund (MML)              N/A            N/A
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     Research Bond Fund (RBF)                         X
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     Intermediate Inv. Grade Bond Fd.(IBF)            X
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     Emerging Opportunities Fund (MCV)                X
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     Large Cap Value Fund (MLV)                       X
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     Research Bond Fund J  (RBJ)                      X
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-------------------------------------------------------------------------------
     MFS SERIES TRUST X:
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     Aggressive Growth Allocation Fund (AGG)          X
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     Conservative Allocation Fund (CON)               X
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     Emerging Markets. Debt Fund (EMD)                X
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     Emerging Markets Equity Fund (FEM)               X
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     European Equity Fund (MEQ)                       X
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     Fundamental Growth Fund (FDG)                    X
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     Gemini U.K. Fund (GKF)                           X
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     Global Value Fund (GOF)                                         X
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     Government Mortgage Fund (MGM)                  N/A            N/A
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     Growth Allocation Fund (GRO)                     X
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     International Core Equity Fund(ICF)              X
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     International. Growth Fund (FGF)                 X
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     International Equity Fund (IAF)                  X
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     International Value Fund (FGI)                   X
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     Moderate Allocation Fund (MOD)                   X
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     New Endeavor Fund (NEF)                          X
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     Strategic Value Fund (SVF)                       X
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
     MFS SERIES TRUST XI:
-------------------------------------------------------------------------------
     Mid Cap Value Fund (MDF)                         X
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     Union Standard Equity Fund (UNE)                 X
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     Vertex International Fund (VXI)                  X
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-------------------------------------------------------------------------------
     MFS MUNICIPAL SERIES TRUST:
-------------------------------------------------------------------------------
     AL Municipal Bond Fund (MAL)                    N/A            N/A
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     AR Municipal Bond Fund (MAR)                    N/A            N/A
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     CA Municipal Bond Fund (MCA)                    N/A            N/A
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     FL Municipal Bond Fund (MFL)                    N/A            N/A
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     GA Municipal Bond Fund (MGA)                    N/A            N/A
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     MD Municipal Bond Fund (MMD)                    N/A            N/A
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     MA Municipal Bond Fund (MMA)                    N/A            N/A
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     MS Municipal Bond Fund (MMP)                    N/A            N/A
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     NY Municipal Bond Fund (MNY)                    N/A            N/A
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     NC Municipal Bond Fund (MNC)                    N/A            N/A
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     PA Municipal Bond Fund (MPA)                    N/A            N/A
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     SC Municipal Bond Fund (MSC)                    N/A            N/A
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     TN Municipal Bond Fund (MTN)                    N/A            N/A
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     VA Municipal Bond Fund (MVA)                    N/A            N/A
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     WV Municipal Bond Fund (MWV)                    N/A            N/A
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     Municipal Income Fund (MMI)                     N/A            N/A
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-------------------------------------------------------------------------------
     Stand-Alone Funds:
-------------------------------------------------------------------------------
     Government Limited Maturity Fund (MGL)          N/A            N/A
-------------------------------------------------------------------------------
     Government Securities Fund (MGS)                N/A            N/A
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     Growth Opportunities Fund (MGO)                                 X
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     MA Investors Growth Stock Fund (MIG)                            X
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     MA Investors Trust (MIT)                         X
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II.  MFS CLOSED-END FUNDS
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     Charter Income Trust (MCR)                       X
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     Government. Markets. Income Trust (MGF) X
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     Intermediate Income Trust (MIN)                  X
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     Multimarket Income Trust (MMT)                                  X
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     Municipal Income Trust (MFM)                       N/A            N/A
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     Special Value Trust (MFV)                                       X
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III. MFS INSTITUTIONAL FUNDS
-------------------------------------------------------------------------------
     MFS Institutional Trust (MFSIT):
-------------------------------------------------------------------------------
     Inst. Core Equity Fund (ICE)                     X
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     Inst. Emerging Equities Fund (MEE)                               X
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     Inst. High Yield Fund (IHY)                      X
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     Inst. International Equity Fund (IIE)            X
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     Inst. Large Cap Grth. Fund (ILC)                 X
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     Inst. Large Cap Value Fund (ILV)                 X
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     Inst. Mid Cap Growth Fund (IMC)                  X
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     Inst. Research Fund (IRF)                        X
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     Inst. Int'l Research Equity Fund (IRE)           X
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     Inst. Real Estate Investment Fund (IRT)          X
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-------------------------------------------------------------------------------
     MFS VARIABLE INSURANCE TRUST (MVI):
-------------------------------------------------------------------------------
     Emerging Growth Series (VEG)                                    X
-------------------------------------------------------------------------------
     Capital Opportunities Series (VVS)                              X
-------------------------------------------------------------------------------
     Research Series (VFR)                                           X
-------------------------------------------------------------------------------
     Investors Trust Series (VGI)                                    X
-------------------------------------------------------------------------------
     Total Return Series (VTR)                                       X
-------------------------------------------------------------------------------
     Utilities Series (VUF)                                          X
-------------------------------------------------------------------------------
     High Income Series (VHI)                                        X
-------------------------------------------------------------------------------
     Global Governments Series (VWG) (nka                            X
     MFS Strategic Income Series
-------------------------------------------------------------------------------
     Bond Series (VFB)                                               X
-------------------------------------------------------------------------------
     Money Market Series (VMM)                        X
-------------------------------------------------------------------------------
     New Discovery Series (VND)                       X
-------------------------------------------------------------------------------
     Investors Growth Stock Series (VGS)              X
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     Global Equity Series (VGE)                       X
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     Mid Cap Growth Series (VMG)                      X
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     Value Series (VLU)                                              X
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-------------------------------------------------------------------------------
IV.  MFS/SUN LIFE SERIES TRUST
-------------------------------------------------------------------------------
     Bond Series (BDS)                                X
-------------------------------------------------------------------------------
     Capital Appreciation Series (CAS)                               X
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     Capital Opportunity Series (VAL)                 X
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     Emerging Growth Series (EGS)                                    X
-------------------------------------------------------------------------------
     Emerging Markets Equity Series (FCE)             X
-------------------------------------------------------------------------------
     Global Asset Allocation Series (AAS)                            X
-------------------------------------------------------------------------------
     Global Governments Series (WGS)                                 X
-------------------------------------------------------------------------------
     Global Growth Series (WGO)                       X
-------------------------------------------------------------------------------
     Global Telecommunications Series (GLS)                          X
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     Global Total Return Series (WTS)                                X
-------------------------------------------------------------------------------
     Government. Securities Series (GSS)             N/A            N/A
-------------------------------------------------------------------------------
     High Yield Series (HYS)                                         X
-------------------------------------------------------------------------------
     International. Growth Series (FCI)               X
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     International Value Series (FCG)                 X
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     Managed Sectors Series (MSS)                                    X
-------------------------------------------------------------------------------
     Mass. Inv. Growth Stock Series (MIS)             X
-------------------------------------------------------------------------------
     Mass. Investors Trust Series (CGS)                              X
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     Mid Cap Growth Series (MCS)                                     X
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     Mid Cap Value Series (MVS)                       X
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     Money Market Series (MKS)                        X
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     New Discovery Series (NWD)                       X
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     Res. Gr. and Inc. Series (RGS)                   X
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     Research International Series (RSS)              X
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     Research Series (RES)                                           X
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     Strategic Growth Series (SGS)                    X
-------------------------------------------------------------------------------
     Strategic Income Series (SIS)                    X
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     Strategic Value Series (SVS)                     X
-------------------------------------------------------------------------------
     Technology Series (TKS)                          X
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     Total Return Series (TRS)                                       X
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     Utilities Series (UTS)                                          X
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     Value Series (EIS)                               X
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V.   COMPASS PRODUCTS
-------------------------------------------------------------------------------
     Cap. Appreciation Var. Acct. (CAVA)                             X
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     Gov't. Securities Var. Acct. (GSVA)             N/A            N/A
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     Global Gov'ts. Var. Acct. (WGVA)                                X
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     High Yield Variable Acct. (HYVA)                                X
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     Managed Sectors Var. Acct. (MSVA)                               X
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     Money Mkt. Variable Acct.(MMVA)                  X
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     Total Return Variable Acct. (TRVA)                              X
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MFS FUNDS LISTED IN THIS EXHIBIT A        STATE STREET BANK AND TRUST COMPANY

By: JAMES R. BORDEWICK, JR.               By:  JOSEPH L. HOOLEY
   ------------------------------------      ----------------------------------
       Name: James R. Bordewick, Jr.          Name:  Joseph L. Hooley
       Title:  Assistant Secretary and        Title:  Executive Vice President
                Assistant Clerk
                                          THE CHASE MANHATTAN BANK/JP MORGAN

                                          By:  ELLEN E. CRAUE
                                            ----------------------------------
                                            Name:  Ellen E. Craue
                                            Title:  Vice President/Relationship
                                                    Manager